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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                __________

                                 FORM 8-K

                              CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): October 25, 2004


                           PETMED EXPRESS, INC.
          ----------------------------------------------------
         (Exact name of registrant as specified in its charter)

              Commission file number 000-28827
                                     ----------

             FLORIDA                          65-0680967
   -----------------------------           ---------------
   (State or other jurisdiction             (IRS Employer
of incorporation or organization)         Identification No.)


1441 S.W. 29th Avenue, Pompano Beach, Florida         33069
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  (Address of principal executive offices)          (Zip Code)

  Registrant's telephone number, including area code: (954) 979-5995
                                                      --------------
                           Not Applicable
    -----------------------------------------------------------
   (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c)
      under the Exchange Act



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Item 7.01   Regulation FD Disclosure

     On October 25, 2004, PetMed Express, Inc. discussed its financial results for the quarter ended September 30, 2004. A copy of the conference call transcript is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information furnished in this Item 9, intended to be furnished under Item 12, is instead furnished under Item 9 in accordance with SEC Release 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

     (c)  Exhibits

99.1 Conference call transcript by PetMed Express, Inc. on October 25, 2004



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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PETMED EXPRESS, INC.
(The "Registrant")

Date: October 27, 2004

By:  /s/  Menderes Akda
     -------------------------
     Menderes Akdag

     Chief Executive Officer
     (principal executive officer)

By:  /s/  Bruce S. Rosenbloom
     ----------------------------
     Bruce S. Rosenbloom

     Chief Financial Officer
     (principal financial and accounting officer)



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                            EXHIBIT INDEX

Exhibit No.                  Description


99.1 Conference call transcript by PetMed Express on October 25, 2004



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